UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549


                                FORM 8-K
                             CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 31, 2000
                                                ----------------------
                       MBNA Corporation
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        (Exact name of registrant as specified in its charter)


         Maryland                 1-10683              52-1713008
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(State or other jurisdiction    (Commission        (I.R.S. Employer
     of incorporation)           File Number)     Identification No.)


          Wilmington, Delaware                 19884-0141
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(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code (800) 362-6255
                                                    ------------------

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(Former name or former address, if changed since last report.)

Item 5. Other Events
The net credit losses and loan delinquencies for MBNA America
Bank, N.A. ("the Bank"), a wholly owned subsidiary of MBNA
Corporation, for its net loan portfolio and its managed loan portfolio for October 31, 2000, were as follows:


                                 Net
                            Credit Losses    Delinquency (3)
                          -------------      -----------
                             (Annualized)


Net Loan Portfolio(1)           2.36%           4.31%





Managed Loan Portfolio (2)      3.89%             4.94%


(1) Net loan portfolio delinquency does not include securitized loans or loans held for securitization.
(2) Managed loan portfolio includes the Bank's loans held for securitization, loan portfolio, and securitized loans.
(3) Delinquency represents loans which are 30 days or more past due.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







MBNA CORPORATION

Date: November 14, 2000 	 By: /s/ M. Scot Kaufman
                                   -------------------------------
                                       M. Scot Kaufman
                                   Senior Executive Vice President
                                     and Chief Financial Officer